Federated Hermes MDT Market Neutral Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER QAMNX)
INSTITUTIONAL SHARES (TICKER QQMNX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 28, 2023
1. Under the section entitled “Risk/Return Summary: “Fees and Expenses,” please delete and replace the “Fee Table” and “Example” in their entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Class A Shares (A) and Institutional Shares (IS). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Hermes Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 19 and in “Appendix B” to this Prospectus.
The Fund is the legal entity successor to the Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund’) pursuant to a tax-free reorganization. Pursuant to the reorganization, the Predecessor Fund is the accounting and tax survivor.
Shareholder Fees (fees paid directly from your investment)
	A	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	IS
Management Fee	0.80%	0.80%
Distribution (12b-1) Fee	0.00%[1]	None
Other Expenses
Dividends and Other Operating Expenses Related to Short Sales	0.85%[2]	0.85%[2]
Other Operating Expenses	0.68%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	2.34%	2.10%
Fee Waivers and/or Expense Reimbursements[3]	(0.15)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	2.19%	1.94%

1
 The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
2
 Dividends and Other Operating Expenses Related to Short Sales, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to an increase in Dividends and Other Operating Expenses Related to Short Sales.
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, Dividends and Other Expenses Related to Short Sales, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.33% and 1.08% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) March 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$774	$1,240	$1,732	$3,079
IS	$213	$658	$1,129	$2,431

2. Under the Prospectus section entitled “Appendix A: Hypothetical Investment and Expense Information,” please delete and replace the tables in their entirety with the following:
FEDERATED HERMES MDT MARKET NEUTRAL FUND–A CLASS
ANNUAL EXPENSE RATIO: 2.34%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$774.07	$9,701.37
2	$9,701.37	$485.07	$10,186.44	$230.03	$9,959.43
3	$9,959.43	$497.97	$10,457.40	$236.15	$10,224.35
4	$10,224.35	$511.22	$10,735.57	$242.43	$10,496.32
5	$10,496.32	$524.82	$11,021.14	$248.88	$10,775.52
6	$10,775.52	$538.78	$11,314.30	$255.50	$11,062.15
7	$11,062.15	$553.11	$11,615.26	$262.30	$11,356.40
8	$11,356.40	$567.82	$11,924.22	$269.27	$11,658.48
9	$11,658.48	$582.92	$12,241.40	$276.44	$11,968.60
10	$11,968.60	$598.43	$12,567.03	$283.79	$12,286.96
Cumulative		$5,332.64		$3,078.86

FEDERATED HERMES MDT MARKET NEUTRAL FUND–INSTITUTIONAL CLASS
ANNUAL EXPENSE RATIO: 2.10%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$213.05	$10,290.00
2	$10,290.00	$514.50	$10,804.50	$219.22	$10,588.41
3	$10,588.41	$529.42	$11,117.83	$225.58	$10,895.47
4	$10,895.47	$544.77	$11,440.24	$232.12	$11,211.44
5	$11,211.44	$560.57	$11,772.01	$238.85	$11,536.57
6	$11,536.57	$576.83	$12,113.40	$245.78	$11,871.13
7	$11,871.13	$593.56	$12,464.69	$252.91	$12,215.39
8	$12,215.39	$610.77	$12,826.16	$260.24	$12,569.64
9	$12,569.64	$628.48	$13,198.12	$267.79	$12,934.16
10	$12,934.16	$646.71	$13,580.87	$275.56	$13,309.25
Cumulative		$5,705.61		$2,431.10
February 5, 2024

Federated Hermes MDT Market Neutral Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456320 (2/24)
© 2024 Federated Hermes, Inc.